UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Bond Funds

Semi-Annual Report March 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments. Gunther Stein, director of investment strategies at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund. Here the managers review key strategies and the performance of the Funds for the six-month reporting period ended March 31, 2014.

How did the Funds perform during the six-month reporting period ended March 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the six-month, one-year and since inception periods ended March 31, 2014. The tables also compare the Funds’ returns to comparative market indexes and Lipper classification averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2014?

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV outperformed the Custom Benchmark Index and the Lipper High Yield Funds Classification Average but underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Our investment process is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

During the reporting period, high yield bonds and leveraged loans again posted strong results. Ongoing demand for high yield supported new issuance during the first quarter of 2014, with total bond pricing of $88.3 billion. High yield mutual fund flows were positive for the first quarter of 2014, with $3.4 billion moving into the asset class. First quarter gross new issuance for loans was strong at $176.5 billion. Loan mutual funds experienced inflows, totaling $7.4 billion year to date.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

After a strong 2013, equity markets had a volatile start to the year while fixed income markets were broadly positive thanks to a slight decline in interest rates and spread tightening. The high yield bond market returned +3.00% as measured by the BofA/Merrill Lynch High Yield Master II Index for the quarter while the loan market posted its tenth consecutive quarter of gains, finishing up +1.30% as continued robust technical conditions helped the asset class produce relatively steady performance.

Technology & electronics, media and consumer cyclical holdings overall contributed positively to performance versus the benchmark. The Fund was positively impacted by high yield and loan positions in Clear Channel, a levered media company. Last year, the company addressed the bulk of its short term maturities. We have remained committed in these positions as they continue to offer compelling yields and attractive total return possibilities. During the first quarter, the holdings benefited from a general rally in higher beta names. Additionally, at the end of February, the high yield and loan positions moved higher after the company reported inline earnings.

The Fund’s exposure to the services, banking and basic industry sectors were the largest detractors during the reporting period.

One of the top detractors included the high yield bonds of Caesars Entertainment Operating Company, a casino company. We believed the company would restructure its debt to alleviate its high leverage levels but its private equity sponsor instead aggressively sold many of the firm’s remaining growth assets. The bonds traded lower on this news.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed both the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

We base our investment process on fundamental, bottom-up credit analysis. Our analysts assess sector dynamics, company business models and asset quality. We evaluate the potential upside and downside of each credit and concentrate on sectors with sufficient transparency to assess the downside risk and in firms that have ample assets to support meaningful recovery in case of default. Focusing on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

Robust technical and stable fundamental backdrop conditions helped loans produce relatively steady performance for the first quarter 2014 as macro-induced volatility rose across other major assets classes. Loan mutual funds experienced inflows for the ninth consecutive quarter, totaling $7.4 billion year to date. Steady retail demand was supplemented by new collateralized loan obligation (CLO) issuance of $23.9 billion. From a supply standpoint, first quarter gross new issuance for loans was strong at $176.5 billion, with 64.3% of the proceeds used for repricing and refinancing related activities.

During the reporting period, the Fund’s capital was deployed into assets that we believe offer attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and can perform well in a stable to slow-growth environment.

Media/telecommunications, health care and information technology holdings overall contributed positively to performance versus the benchmark. The Fund was positively impacted by loan and high yield positions in Clear Channel, a levered media company. Last year, the company addressed the bulk of its short-term maturities. During the first quarter of 2014, the positions benefited after the

6	Nuveen Investments

company reported results that were in line with expectations. The loans of Advance Pierre Foods, a food product company, detracted from performance. During the reporting period, the company announced weak earnings and forward guidance, causing the loan to trade down.

The Fund’s underweight exposures to the service, utilities and chemicals sectors were the largest detractors during the reporting period.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in the bank loans, convertible securities and equity securities.

We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside protection favors opportunities wherein valuations can be quantified and risks assessed.

The high yield bond market produced positive returns throughout the reporting period. The average high yield bond price (excluding defaults) increased to $103.57. Domestic high yield bond spreads tightened during the reporting period to a post financial crisis low of 413 basis points, while yields decreased to 5.35%. High yield mutual fund flows were positive for the first quarter of 2014, with $3.4 billion moving into the asset class. Demand for high yield supported new issuance of $88.3 billion. Refinancing related activity (57.3%) continues to be the primary use of proceeds versus general corporate needs (19.3%) and acquisition financing (18.3%).

Technology & electronics, media and energy holdings overall contributed positively to performance versus the benchmark. The Fund was positively impacted by high yield positions in Clear Channel, a levered media company. Last year, the company addressed the bulk of its short-term maturities. During the first quarter of 2014, the positions benefited after the company reported in line with expectations.

The Fund’s exposure to the basic industry, banking and utility sectors were the largest detractors during the reporting period. The top detractor was the high yield bonds of Caesars Entertainment Operating Company, a casino company. We believed the company would restructure its debt to alleviate its high leverage levels but its private equity sponsor instead aggressively sold many of the firm’s remaining growth assets. The bonds traded lower on this news.

Nuveen Investments	7

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay stable dividends at rates that reflect the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends in excess of its earnings, the excess will constitute negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2014, all of the Funds had a positive UNII balance, based upon our best estimates, for tax purposes. Symphony Credit Opportunities and Symphony High Yield Bond had negative UNII balances, while Symphony Floating Rate Income had a positive UNII balance for financial reporting purposes.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	6.09%	8.32%	10.38%
Class A Shares at maximum Offering Price	1.05%	3.17%	9.02%
BofA/Merrill Lynch U.S. High Yield Master II Index**	6.60%	7.57%	9.66%
Custom Benchmark Index**	5.21%	6.57%	8.26%
Lipper High Yield Funds Classification Average**	5.91%	6.73%	8.80%

Class C Shares	5.65%	7.52%	9.54%
Class I Shares	6.21%	8.57%	10.64%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.03%	1.78%	0.78%

*	Since inception returns are from 4/28/10.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	3.58%	6.33%	6.84%
Class A Shares at maximum Offering Price	0.47%	3.14%	5.73%
Credit Suisse Leveraged Loan Index**	3.15%	5.04%	5.23%
Lipper Loan Participation Funds Classification Average**	2.74%	4.08%	4.68%

Class C Shares	3.14%	5.48%	6.01%
Class I Shares	3.69%	6.62%	7.10%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.13%	1.85%	0.84%
Net Expense Ratios	1.07%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2015) of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 5/2/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	8.52%	13.56%	15.50%
Class A Shares at maximum Offering Price	3.36%	8.17%	11.27%
BofA/Merrill Lynch U.S. High Yield Master II Index**	6.60%	7.57%	8.53%
Lipper High Yield Funds Classification Average**	5.91%	6.73%	7.84%

Class C Shares	8.14%	12.65%	14.62%
Class I Shares	8.64%	13.78%	15.75%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.94%	2.65%	1.90%
Net Expense Ratios	0.94%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/10/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Yields as of March 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.35%	4.86%	5.85%
SEC 30-Day Yield	4.14%	3.59%	4.60%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.88%	3.23%	4.22%
SEC 30-Day Yield	3.47%	2.83%	3.82%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.97%	5.54%	6.51%
SEC 30-Day Yield	4.61%	4.11%	5.09%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	13

Holding

Summaries March 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Corporate Bonds	64.2%
Variable Rate Senior Loan Interests	27.8%
Short-Term Investments	8.3%
Convertible Bonds	0.2%
Common Stocks	0.0%
Other Assets Less Liabilities	(0.5)%

Top Five Issuers

(% of net assets)

Clear Channel Communications, Inc.	2.7%
Kinetic Concepts	2.4%
Tribune Company	2.2%
First Data Corporation	2.1%
Sprint Corporation	2.0%

Portfolio Composition

(% of net assets)

Media	12.8%
Oil, Gas & Consumable Fuels	10.5%
Health Care Providers & Services	5.3%
Communications Equipment	4.9%
Software	4.3%
Pharmaceuticals	3.8%
Health Care Equipment & Supplies	3.6%
Wireless Telecommunication Services	3.5%
Hotels, Restaurants & Leisure	3.3%
Semiconductors & Equipment	3.0%
Diversified Financial Services	2.7%
Diversified Consumer Services	2.4%
Specialty Retail	2.2%
Diversified Telecommunication Services	2.0%
Auto Components	1.9%
Machinery	1.8%
Commercial Services & Supplies	1.6%
Food & Staples Retailing	1.6%
IT Services	1.5%
Short-Term Investments	8.3%
Other Industries	19.5%
Other Assets Less Liabilities	(0.5)%

Bond Credit Quality

(% of total long-term investments)

BBB	2.1%
BB or Lower	97.1%
N/R (not rated)	0.8%

14	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	75.0%
Corporate Bonds	17.2%
Short-Term Investments	15.3%
Other Assets Less Liabilities	(7.5)%

Top Five Issuers

(% of net assets)

Clear Channel Communications, Inc.	4.5%
Tribune Company	3.0%
Kinetic Concepts	2.8%
Sprint Corporation	1.9%
Hilton Hotels Corporation	1.8%

Portfolio Composition

(% of net assets)

Media	16.3%
Health Care Providers & Services	8.6%
Oil, Gas & Consumable Fuels	6.0%
Software	4.9%
Health Care Equipment & Supplies	4.4%
Pharmaceuticals	3.8%
Diversified Consumer Services	3.5%
Hotels, Restaurants & Leisure	3.0%
Wireless Telecommunication Services	3.0%
Food Products	2.7%
Diversified Telecommunication Services	2.4%
Communications Equipment	2.3%
Diversified Financial Services	2.3%
Semiconductors & Equipment	2.3%
Commercial Services & Supplies	2.0%
Food & Staples Retailing	2.0%
Household Products	1.9%
Auto Components	1.8%
Short-Term Investments	15.3%
Other Industries	19.0%
Other Assets Less Liabilities	(7.5)%

Bond Credit Quality

(% of total long-term investments)

BBB	0.6%
BB or Lower	98.8%
N/R (not rated)	0.6%

Nuveen Investments	15

Holding Summaries March 31, 2014 (continued)

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	84.3%
Short-Term Investments	10.0%
Other Assets Less Liabilities	5.7%

Top Five Issuers

(% of net assets)

Parsley Energy LLC Finance Corporation	4.3%
Blackboard Inc.	4.1%
First Data Corporation	4.1%
Clear Channel Communications, Inc.	4.0%
Sprint Corporation	3.6%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	17.8%
Semiconductors & Equipment	7.1%
Media	6.8%
Software	5.6%
Health Care Providers & Services	5.5%
Diversified Financial Services	4.7%
Wireless Telecommunication Services	4.6%
Communications Equipment	4.6%
Marine	4.2%
IT Services	4.1%
Short-Term Investments	10.0%
Other Industries	19.3%
Other Assets Less Liabilities	5.7%

Bond Credit Quality

(% of total long-term investments)

BBB	0.4%
BB or Lower	99.6%

16	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,060.90	$1,056.50	$1,062.10	$1,019.90	$1,016.21	$1,021.19
Expenses Incurred During Period	$5.19	$8.97	$3.86	$5.09	$8.80	$3.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.75% and .75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Floating Rate Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,035.80	$1,031.40	$1,036.90	$1,020.00	$1,016.21	$1,021.19
Expenses Incurred During Period	$5.02	$8.86	$3.81	$4.99	$8.80	$3.78

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .99%, 1.75% and .75% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	17

Expense Examples (continued)

Nuveen Symphony High Yield Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,085.10	$1,081.40	$1,086.40	$1,019.60	$1,015.86	$1,020.84
Expenses Incurred During Period	$5.56	$9.44	$4.27	$5.39	$9.15	$4.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and .82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18	Nuveen Investments

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 92.2%

	COMMON STOCKS – 0.0%

	Media – 0.0%

9,292	Tribune Company, (2)				$—
	Total Common Stocks (cost $—)				—

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.2%

	Health Care Equipment & Supplies – 0.1%

$1,537	Hologic Inc. Convertible Bond	0.000%	12/15/43	N/R	$1,633,062

	Health Care Providers & Services – 0.1%

500	LifePoint Hospitals, Inc., Convertible Bond	3.500%	5/15/14	BB–	531,250

500	Omnicare, Inc.	3.250%	12/15/35	B+	533,750
1,000	Total Health Care Providers & Services				1,065,000
$2,537	Total Convertible Bonds (cost $2,445,026)				2,698,062

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 64.2%

	Aerospace & Defense – 0.5%

$725	Bombardier Inc., 144A	6.000%	10/15/22	BB–	$725,000

1,150	Bombardier Inc., 144A	6.125%	1/15/23	BB–	1,161,500

2,219	Erickson Air-Crane Inc., 144A	8.250%	5/01/20	B1	2,329,950

1,000	TransDigm Inc.	7.750%	12/15/18	B–	1,072,500
5,094	Total Aerospace & Defense				5,288,950

	Air Freight & Logistics – 0.5%

5,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	6,054,125

	Auto Components – 0.9%

2,000	Ahern Rentals Inc., 144A	9.500%	6/15/18	B	2,212,500

3,750	Chassix Inc., 144A	9.250%	8/01/18	B–	4,031,250

1,900	Schaeffler Holding Finance BV, 144A	6.875%	8/15/18	B1	2,021,125

2,100	Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	2,249,625
9,750	Total Auto Components				10,514,500

	Automobiles – 0.5%

6,000	Jaguar Land Rover PLC, 144A	4.125%	12/15/18	BB	6,142,500

	Beverages – 0.5%

6,300	Innvoation Ventures LLC Finance, 144A	9.500%	8/15/19	B–	5,937,750

Nuveen Investments	19

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Capital Markets – 0.6%

$7,000	KCG Holdings Inc., 144A	8.250%	6/15/18	B	$7,490,000

	Chemicals – 1.2%

7,000	Hexion US Finance	6.625%	4/15/20	Ba3	7,245,000

1,600	Ineos Finance PLC, 144A	8.375%	2/15/19	BB–	1,768,000

5,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	5,187,500
13,600	Total Chemicals				14,200,500

	Commercial Services & Supplies – 0.7%

3,000	Ceridian Corporation, 144A	8.875%	7/15/19	B1	3,405,000

54	Ceridian Corporation	12.250%	11/15/15	CCC	54,405

5,000	Tervita Corporation, 144A	8.000%	11/15/18	B–	5,050,000
8,054	Total Commercial Services & Supplies				8,509,405

	Communications Equipment – 3.7%

2,800	Alcatel Lucent USA Inc., 144A	4.625%	7/01/17	B3	2,877,000

12,000	Alcatel Lucent USA Inc., 144A	6.750%	11/15/20	B3	12,690,000

9,500	Avaya Inc., 144A	7.000%	4/01/19	B1	9,428,750

7,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	6,492,500

1,000	IntelSat Jackson Holdings	7.250%	4/01/19	B+	1,075,000

1,000	IntelSat Jackson Holdings	7.500%	4/01/21	B+	1,097,500

1,750	Level 3 Financing Inc., 144A	6.125%	1/15/21	BB–	1,846,250

2,000	Nortel Networks Limited, (4)	0.000%	7/15/11	N/R	2,185,000

1,700	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,797,750

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,710,000
42,250	Total Communications Equipment				43,199,750

	Consumer Finance – 0.6%

2,700	SLM Corporation	4.875%	6/17/19	BBB–	2,743,675

1,900	Springleaf Finance Corporation	6.000%	6/01/20	B3	1,933,250

2,500	TMX Finance LLC, 144A	8.500%	9/15/18	B+	2,737,500
7,100	Total Consumer Finance				7,414,425

	Containers & Packaging – 1.0%

6,600	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	6,897,000

309	Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	CCC+	325,036

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,063,750

1,000	Ardagh Packaging Finance PLC, 144A	7.375%	10/15/17	Ba3	1,062,500

1,250	Reynolds Group	7.875%	8/15/19	B+	1,376,563

500	Reynolds Group	6.875%	2/15/21	B+	540,000
10,659	Total Containers & Packaging				11,264,849

	Distributors – 0.8%

7,590	HD Supply Inc.	11.500%	7/15/20	CCC+	9,032,100

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Consumer Services – 0.2%

$1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	$1,765,500

	Diversified Financial Services – 2.4%

4,000	Icahn Enterprises Finance, 144A	3.500%	3/15/17	BBB–	4,040,000

10,000	Icahn Enterprises Finance, 144A	5.875%	2/01/22	BBB–	10,150,000

2,000	Jefferies Finance LLC Corpration, 144A	7.375%	4/01/20	B1	2,100,000

8,250	Jefferies Finance LLC Corpration, 144A	6.875%	4/15/22	B1	8,311,875

3,350	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,366,750
27,600	Total Diversified Financial Services				27,968,625

	Diversified Telecommunication Services – 2.0%

1,213	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,328,235

1,500	CyrusOne LP Finance	6.375%	11/15/22	B+	1,582,500

2,000	IntelSat Limited, 144A	7.750%	6/01/21	B–	2,105,000

7,000	IntelSat Limited	8.125%	6/01/23	B–	7,420,000

2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB–	2,167,500

2,000	Level 3 Financing Inc.	8.625%	7/15/20	BB–	2,242,500

4,900	Windstream Corporation	7.750%	10/01/21	BB	5,267,500

1,000	Windstream Corporation	7.500%	4/01/23	BB	1,050,000
21,613	Total Diversified Telecommunication Services				23,163,235

	Electric Utilities – 0.2%

1,900	Calpine Corporation, 144A	6.000%	1/15/22	BB+	1,995,000

	Energy Equipment & Services – 0.4%

2,000	Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	2,100,000

2,000	Hornbeck Offshore Services Inc.	5.875%	4/01/20	BB–	2,090,000
4,000	Total Energy Equipment & Services				4,190,000

	Food & Staples Retailing – 0.8%

1,600	Rite Aid Corporation	9.250%	3/15/20	CCC+	1,826,000

500	Rite Aid Corporation	8.000%	8/15/20	BB–	555,000

1,200	Rite Aid Corporation	6.750%	6/15/21	CCC+	1,299,000

5,000	US Foods INc.	8.500%	6/30/19	CCC+	5,410,000
8,300	Total Food & Staples Retailing				9,090,000

	Food Products – 0.1%

1,500	JBS USA LLC, 144A	8.250%	2/01/20	BB	1,642,500

	Gas Utilities – 0.2%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,185,000

	Health Care Equipment & Supplies – 3.1%

1,500	Biomet Inc.	6.500%	8/01/20	B–	1,615,500

2,500	Kinetic Concepts	10.500%	11/01/18	B–	2,871,875

Nuveen Investments	21

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Equipment & Supplies (continued)

$19,375	Kinetic Concepts	12.500%	11/01/19	CCC+	$22,523,438

8,300	Tenet Healthcare Corporation	8.125%	4/01/22	B3	9,275,250
31,675	Total Health Care Equipment & Supplies				36,286,063

	Health Care Providers & Services – 4.6%

1,000	Aviv Healthcare Properties LP	7.750%	2/15/19	BB	1,080,000

4,000	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	4,100,000

3,600	Community Health Systems, Inc.	6.875%	2/01/22	B	3,762,000

1,000	HCA Holdings Inc.	6.250%	2/15/21	B–	1,070,500

5,000	HCA Inc.	3.750%	3/15/19	BB+	5,018,750

7,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	8,006,250

2,000	MPH Acquisition Holdings LLC, 144A	6.625%	4/01/22	CCC+	2,052,500

5,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B2	5,475,000

1,385	Symbion Inc.	8.000%	6/15/16	B	1,454,250

5,000	Tenet Healthcare Corporation, 144A	5.000%	3/01/19	B3	4,993,750

12,200	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	13,847,000

2,000	Universal Hospital Services Inc.	7.625%	8/15/20	B	2,140,000
49,685	Total Health Care Providers & Services				53,000,000

	Health Care Technology – 0.7%

7,500	MedAssets Inc.	8.000%	11/15/18	B	8,025,000

	Hotels, Restaurants & Leisure – 2.5%

3,065	Caesars Operating Escrow	9.000%	2/15/20	B–	2,750,838

3,000	Caesars Operating Escrow	9.000%	2/15/20	B–	2,692,500

4,000	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc., 144A	4.375%	11/01/18	BBB–	4,105,000

7,750	Landrys Holdings	10.250%	1/01/18	CCC+	8,292,500

2,000	Landry’s Restaurants Inc., 144A	9.375%	5/01/20	B3	2,202,500

1,200	MGM Resorts International Inc.	7.750%	3/15/22	B+	1,392,000

2,000	Pinnacle Entertainment Inc.	7.750%	4/01/22	B	2,155,000

2,875	Pinnacle Finance Corporation, 144A	6.375%	8/01/21	BB–	2,990,000

2,600	Station Casinos LLC	7.500%	3/01/21	CCC+	2,811,250
28,490	Total Hotels, Restaurants & Leisure				29,391,588

	Household Durables – 0.6%

2,000	KB Home	4.750%	5/15/19	B+	2,015,000

1,950	KB Home	7.000%	12/15/21	B+	2,098,688

1,440	Libbey Glass Inc.	6.875%	5/15/20	BB	1,573,200

1,000	RSI Home Products Incorporated, 144A	6.875%	3/01/18	B+	1,072,500
6,390	Total Household Durables				6,759,388

	Household Products – 0.3%

3,000	Serta Simmons Holdings LLC, 144A	8.125%	10/01/20	CCC+	3,296,250

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Household Products (continued)

$500	Sprectum Brands Inc.	6.625%	11/15/22	BB–	$544,375
3,500	Total Household Products				3,840,625

	Independent Power Producers & Energy Traders – 0.2%

650	Calpine Corporation, 144A	5.875%	1/15/24	BB+	659,750

1,500	NRG Energy Inc.	6.625%	3/15/23	BB–	1,556,250
2,150	Total Independent Power Producers & Energy Traders				2,216,000

	Insurance – 1.1%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,130,000

10,100	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	10,781,750
12,100	Total Insurance				12,911,750

	IT Services – 1.3%

3,000	First Data Corporation, 144A	7.375%	6/15/19	BB–	3,225,000

8,925	First Data Corporation	12.625%	1/15/21	B–	10,620,750

1,000	Zayo Escrow Corporation	8.125%	1/01/20	B1	1,097,500
12,925	Total IT Services				14,943,250

	Leisure Equipment & Products – 0.5%

2,000	PC Merger Sub Inc.	8.875%	8/01/20	CCC+	2,227,500

2,980	PC NextCo Holdings Finance, 144A	8.750%	8/15/19	CCC+	3,080,575
4,980	Total Leisure Equipment & Products				5,308,075

	Machinery – 0.7%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,933,750

1,000	Meritor Inc.	6.750%	6/15/21	B–	1,057,500

2,000	Terex Corporation	6.000%	5/15/21	BB	2,140,000

3,000	Xerium Technologies	8.875%	6/15/18	B	3,202,500
7,750	Total Machinery				8,333,750

	Marine – 0.7%

2,800	Global Ship Lease Inc., 144A	10.000%	4/01/19	B3	2,891,000

5,030	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	5,243,775
7,830	Total Marine				8,134,775

	Media – 6.0%

8,000	Affinion Group Inc.	7.875%	12/15/18	Caa2	7,480,000

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,960,000

2,750	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	2,873,750

1,000	Charter Communications, CCO Holdings LLC	6.625%	1/31/22	BB–	1,068,750

109	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	114,450

24,222	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	24,222,458

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,112,500

500	Clear Channel Worldwide	7.625%	3/15/20	B	536,250

Nuveen Investments	23

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Media (continued)

$1,100	Clear Channel Worldwide	7.625%	3/15/20	B	$1,188,000

2,900	Dreamworks Animation SKG, 144A	6.875%	8/15/20	Ba3	3,139,250

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	2,035,000

9,600	McGraw-Hill Global Education Holdings, 144A	9.750%	4/01/21	BB	10,896,000

1,000	Mediacom LLC	7.250%	2/15/22	B	1,090,000

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	2,990,000

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,575,000

500	UnityMedia Hessen GmBH, 144A	7.500%	3/15/19	BB–	542,500

1,000	UPCB Finance Limited, 144A	7.250%	11/15/21	BB	1,102,500

500	UPCB Finance Limited, 144A	6.875%	1/15/22	BB	545,000

2,000	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	2,270,000
67,556	Total Media				69,741,408

	Metals & Mining – 0.2%

1,000	Global Brass and Copper	9.500%	6/01/19	B	1,155,000

500	Novellis Inc.	8.750%	12/15/20	B	558,750
1,500	Total Metals & Mining				1,713,750

	Oil, Gas & Consumable Fuels – 8.1%

1,000	Calumet Specialty Products	9.375%	5/01/19	B+	1,136,250

1,522	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,674,200

2,250	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,435,625

4,700	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	4,993,750

4,750	Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	4,963,750

2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	2,085,000

6,000	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B+	6,285,000

1,250	Everest Acquisition LLC Finance, 144A	7.750%	9/01/22	B	1,403,125

1,000	Genesis Energy LP	7.875%	12/15/18	B1	1,076,250

2,000	Halcon Resources Corporation, 144A	9.750%	7/15/20	CCC+	2,150,000

5,800	Halcon Resources Corporation, 144A	9.250%	2/15/22	CCC+	6,046,500

6,000	Halcon Resources Corporation	8.875%	5/15/21	CCC+	6,225,000

2,000	Laredo Petroleum Inc.	7.375%	5/01/22	B	2,220,000

3,000	Linn Energy LLC Finance Corporation, 144A	6.250%	11/01/19	B+	3,127,500

4,000	Magnum Hunter Resources Corporation	9.750%	5/15/20	CCC	4,430,000

500	MEG Energy Corportation, 144A	7.000%	3/31/24	BB	528,750

2,000	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B–	2,060,000

2,000	Oasis Petroleum Inc.	6.500%	11/01/21	B+	2,150,000

5,000	Offshore Group Investment Limited	7.125%	4/01/23	B–	5,087,500

2,750	Penn Virginia Corporation	8.500%	5/01/20	B–	3,059,375

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	B–	2,000,000

3,650	Regency Energy Partners Finance	5.875%	3/01/22	BB	3,786,875

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,750	Rosetta Resources Inc.	5.625%	5/01/21	BB–	$1,789,375

3,950	Sanchez Energy Corporation, 144A	7.750%	6/15/21	B–	4,216,625

2,600	Sandridge Energy Inc.	7.500%	3/15/21	B2	2,775,500

5,000	Sandridge Energy Inc.	7.500%	2/15/23	B2	5,300,000

2,600	Shelf Drill Holdings Limited, 144A	8.625%	11/01/18	B+	2,814,500

6,000	Talos Production LLC, 144A	9.750%	2/15/18	CCC+	6,285,000

1,970	Tesoro Logistics LP Finance Corporation	6.125%	10/15/21	BB–	2,088,200
89,042	Total Oil, Gas & Consumable Fuels				94,193,650

	Personal Products – 0.2%

1,000	Prestige Brands Inc.	8.125%	2/01/20	B+	1,121,250

1,300	Revlon Consumer Products	5.750%	2/15/21	B	1,306,500
2,300	Total Personal Products				2,427,750

	Pharmaceuticals – 3.0%

3,875	Grifols Worldwide Operations Limited, 144A	5.250%	4/01/22	B+	3,962,188

10,700	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	11,021,000

5,700	Par Pharmaceutical Companies Inc.	7.375%	10/15/20	CCC+	6,170,250

9,815	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	10,477,513

2,900	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,262,500
32,990	Total Pharmaceuticals				34,893,451

	Real Estate Investment Trust – 0.2%

1,200	IStar Financial Inc.	9.000%	6/01/17	B+	1,410,000

1,250	Istar Financial Inc.	4.875%	7/01/18	B+	1,281,250
2,450	Total Real Estate Investment Trust				2,691,250

	Real Estate Management & Development – 0.1%

1,000	Realogy Group / Sun Group Florida, 144A	3.375%	5/01/16	B	1,005,000

	Road & Rail – 0.6%

1,000	Avis Budget Car Rental	8.250%	1/15/19	BB–	1,072,500

5,000	Kenan Advantage Group, 144A	8.375%	12/15/18	B–	5,250,000

500	Swift Services Holdings Inc.	10.000%	11/15/18	B+	549,375
6,500	Total Road & Rail				6,871,875

	Semiconductors & Equipment – 2.7%

4,000	Advanced Micro Devices, Inc., 144A	6.750%	3/01/19	B	4,015,000

6,000	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	6,150,000

10,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	10,395,000

10,000	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	B1	10,612,500
30,500	Total Semiconductors & Equipment				31,172,500

	Software – 2.3%

6,800	Audatex North America Inc., 144A	6.125%	11/01/23	Ba2	7,233,500

Nuveen Investments	25

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Software (continued)

$1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	$1,841,875

400	Emdeon Inc.	11.000%	12/31/19	CCC+	463,500

2,000	First Data Corporation	10.625%	6/15/21	Caa1	2,250,000

7,900	First Data Corporation	11.750%	8/15/21	CCC+	8,295,000

3,458	First Data Holdings Inc., 144A	14.500%	9/24/19	N/R	3,250,680

850	Infor Us Inc.	11.500%	7/15/18	B–	983,875

750	Infor Us Inc.	9.375%	4/01/19	B–	844,688

1,500	Sungard Data Systems Inc.	6.625%	11/01/19	B–	1,586,250
25,408	Total Software				26,749,368

	Specialty Retail – 2.2%

552	Burlington Holding LLC Finance, Payment in Kind	9.000%	2/15/18	CCC+	564,420

15,350	Chino Intermediate Holdings A Inc., 144A	7.750%	5/01/19	CCC+	15,848,875

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	3,116,250

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,015,000

2,850	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	2,971,125

1,900	Michaels FinCo Holdings LLC, 144A	7.500%	8/01/18	CCC+	1,957,000
24,652	Total Specialty Retail				25,472,670

	Textiles, Apparel & Luxury Goods – 0.8%

3,600	Fifth & Pacific Company Inc.	10.500%	4/15/19	B	3,802,500

2,000	Levi Strauss & Company	6.875%	5/01/22	BB	2,195,000

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,047,500

2,400	Springs Indutries Inc-SIWF Merger Sub	6.250%	6/01/21	B	2,496,000
9,000	Total Textiles, Apparel & Luxury Goods				9,541,000

	Trading Companies & Distributors – 0.7%

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,045,000

1,200	United Rentals North America Inc.	7.375%	5/15/20	BB–	1,324,500

4,250	United Rentals North America Inc.	5.750%	11/15/24	BB–	4,281,875
7,450	Total Trading Companies & Distributors				7,651,375

	Wireless Telecommunication Services – 3.0%

2,000	CenturyLink Inc.	5.625%	4/01/20	BB+	2,102,500

2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	2,045,000

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	4,280,000

14,300	Sprint Corporation, 144A	7.875%	9/15/23	BB–	15,730,000

7,000	Sprint Corporation, 144A	7.125%	6/15/24	BB–	7,350,000

1,000	Syniverse Holdings Inc.	9.125%	1/15/19	B–	1,087,500

900	T-Mobile USA Inc.	6.731%	4/28/22	BB	964,122

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	965,250
32,100	Total Wireless Telecommunication Services				34,524,372
$705,333	Total Corporate Bonds (cost $712,177,860)				744,848,397

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 27.8% (6)

	Aerospace & Defense – 0.1%

$851	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$851,570

	Airlines – 1.1%

9,684	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	9,728,721

495	United Air Lines, Inc., Term Loan B	3.500%	4/01/19	Ba2	496,485

2,000	US Airways, Inc., Term Loan B1	3.500%	5/23/19	Ba2	2,000,626
12,179	Total Airlines				12,225,832

	Auto Components – 1.0%

7,254	Federal-Mogul Corporation, Tranche B, Term Loan	2.098%	12/29/14	B1	7,233,871

4,258	Federal-Mogul Corporation, Tranche C, Term Loan	2.098%	12/28/15	B1	4,245,761
11,512	Total Auto Components				11,479,632

	Automobiles – 0.2%

2,500	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	2,492,635

	Capital Markets – 0.3%

661	American Capital, LTD., Term Loan B	3.500%	8/22/17	BB–	663,447

995	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,002,152

1,738	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,730,737
3,394	Total Capital Markets				3,396,336

	Chemicals – 0.0%

484	Univar, Inc., Term Loan	5.000%	6/30/17	B+	483,070

	Commercial Services & Supplies – 0.9%

4,487	Education Management LLC, Tranche C2, Term Loan	4.250%	6/01/16	CCC+	3,948,181

2,925	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,972,075

4,000	iQor US, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B	3,901,668
11,412	Total Commercial Services & Supplies				10,821,924

	Communications Equipment – 1.2%

14,629	Avaya, Inc., Term Loan B3	4.734%	10/26/17	B1	14,303,566

	Computers & Peripherals – 0.9%

9,975	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	9,920,138

	Containers & Packaging – 0.1%

1,467	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	1,464,948

	Distributors – 0.1%

1,228	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	1,233,243

	Diversified Consumer Services – 2.2%

3,990	Cengage Learning Acquisitions, Inc., Term Loan	2.756%	7/03/14	D	3,786,703

2,413	Ceridian Corporation, New Replacement Term Loan	4.404%	8/14/15	B1	2,427,018

16,128	Hilton Hotels Corporation, Term Loan B2	3.750%	10/26/20	BB	16,176,454

Nuveen Investments	27

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (3)	Value

	Diversified Consumer Services (continued)

$1,980	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	$1,960,566

993	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	996,687
25,504	Total Diversified Consumer Services				25,347,428

	Diversified Financial Services – 0.3%

1,489	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,492,918

2,384	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	2,393,187
3,873	Total Diversified Financial Services				3,886,105

	Diversified Other – 0.4%

4,975	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,989,756

	Food & Staples Retailing – 0.8%

601	Albertson’s LLC, Term Loan B1	4.250%	3/21/16	BB–	604,827

392	Albertson’s LLC, Term Loan B2	4.750%	3/21/19	BB–	395,311

1,637	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,645,197

1,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,026,458

4,000	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B	4,101,000

491	Supervalu, Inc., New Term Loan	4.500%	3/21/19	B+	492,378

1,388	Wilton Products, Inc., Tranche B, Term Loan	7.518%	8/30/18	B–	1,329,687
9,509	Total Food & Staples Retailing				9,594,858

	Food Products – 0.2%

2,423	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	2,439,157

	Health Care Equipment & Supplies – 0.4%

1,990	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	1,998,336

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,993,918
3,935	Total Health Care Equipment & Supplies				3,992,254

	Health Care Providers & Services – 0.6%

522	BioScrip, Inc., Initial Term Loan B	7.250%	7/31/20	BB–	527,063

2,993	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	3,021,479

454	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	456,700

408	National Mentor Holdings, Inc., Term Loan B	4.750%	1/31/21	B1	411,213

1,965	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B1	1,982,328

447	Skilled Healthcare Group, Inc., Term Loan	6.750%	4/09/16	B	445,969
6,789	Total Health Care Providers & Services				6,844,752

	Hotels, Restaurants & Leisure – 0.8%

4,975	Bally Technologies, Inc., Term Loan B	4.250%	11/25/20	BB	5,004,507

998	CityCenter Holdings LLC, Term Loan B	5.000%	10/16/20	B+	1,006,955

1,403	Landry’s Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	1,414,162

1,982	Station Casino LLC, Term Loan B	4.250%	3/02/20	B1	1,989,916
9,358	Total Hotels, Restaurants & Leisure				9,415,540

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (3)	Value

	Household Durables – 0.3%

$707	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	$710,944

708	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	708,205

1,454	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	1,461,536

791	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	791,108
3,660	Total Household Durables				3,671,793

	Household Products – 0.5%

4,813	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB	4,824,512

995	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB	998,105
5,808	Total Household Products				5,822,617

	Internet Software & Services – 0.4%

2,142	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	2,160,024

1,728	Sabre Inc., Term Loan	4.250%	2/18/19	B1	1,730,817

385	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	389,983
4,255	Total Internet Software & Services				4,280,824

	IT Services – 0.2%

416	CompuCom Systems, Inc., Term Loan B	4.250%	5/09/20	B1	416,044

1,308	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	1,312,439

560	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	560,810
2,284	Total IT Services				2,289,293

	Leisure Equipment & Products – 0.2%

1,990	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	1,994,478

	Machinery – 1.1%

8,955	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	8,962,280

3,312	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,340,627
12,267	Total Machinery				12,302,907

	Media – 6.8%

10,971	Affinion Group Holdings, Inc., Term Loan B	6.750%	10/09/16	B1	10,832,809

8,000	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (WI/DD), (4)	TBD	TBD	D	7,610,000

8,862	Cengage Learning Inc., Term Loan B, (WI/DD)	TBD	TBD	B2	8,980,589

205	Clear Channel Communications, Inc., Tranche D, Term Loan	6.903%	1/30/19	CCC+	200,752

1,736	Clear Channel Communications, Inc.,Term Loan E	7.653%	7/30/19	CCC+	1,737,437

7,977	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	8,049,635

2,846	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	2,873,426

990	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	996,806

1,699	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	1,712,646

960	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	970,051

2,985	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	2,992,462

25,935	Tribune Company, Term Loan B	4.000%	12/27/20	BB–	25,973,902

Nuveen Investments	29

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (3)	Value

	Media (continued)

$1,013	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	$988,080

1,849	Ziggo N.V., Term Loan B1, (WI/DD)	TBD	TBD	BB–	1,834,058

1,191	Ziggo N.V., Term Loan B2, (WI/DD)	TBD	TBD	BB–	1,181,901

1,960	Ziggo N.V., Term Loan B3, Delayed Draw, (WI/DD)	TBD	TBD	BB–	1,943,806
79,179	Total Media				78,878,360

	Multiline Retail – 0.2%

1,850	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	1,878,560

	Oil, Gas & Consumable Fuels – 2.4%

3,483	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,561,581

2,578	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	2,586,449

6,080	Fieldwood Energy LLC, Term Loan, Second Lien	8.125%	9/30/20	B2	6,340,478

2,985	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	2,996,194

11,970	Seadrill Partners LLC, Initial Term Loan, DD1	4.000%	2/21/21	BB–	11,956,103
27,096	Total Oil, Gas & Consumable Fuels				27,440,805

	Personal Products – 0.0%

218	Prestige Brands, Inc., Term Loan B1	3.750%	1/31/19	BB	219,110

	Pharmaceuticals – 0.8%

313	BioScrip, Inc., Delayed Draw, Term Loan	7.250%	7/31/20	B1	316,238

263	ConvaTec, Inc., Dollar Term Loan	4.000%	12/22/16	Ba3	263,622

16	Graceway Pharmaceuticals LLC, Term Loan, (4)	0.000%	5/03/12	N/R	18,093

5,000	Patheon Inc., Term Loan B, DD1	4.250%	3/11/21	B	4,982,290

488	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	490,529

1,493	Pharmaceutical Research Associates, Inc., Term Loan, DD1	4.500%	9/23/20	B1	1,493,619

1,839	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	1,850,153
9,412	Total Pharmaceuticals				9,414,544

	Real Estate Investment Trust – 0.3%

2,500	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,582,812

1,099	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	1,104,943
3,599	Total Real Estate Investment Trust				3,687,755

	Real Estate Management & Development – 0.2%

329	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	330,811

1,489	Realogy Corporation, Term Loan B	4.506%	10/10/16	B+	1,477,995
1,818	Total Real Estate Management & Development				1,808,806

	Road & Rail – 0.0%

263	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/21/17	Ba1	265,669

	Semiconductors & Equipment – 0.3%

1,996	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	2,005,008

1,741	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,761,919
3,737	Total Semiconductors & Equipment				3,766,927

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (3)	Value

	Software – 2.0%

$1,695	Activision Blizzard, Inc., Term Loan B	3.250%	10/12/20	BBB	$1,697,378

1,359	Attachmate Corporation, Term Loan, First Lien	7.250%	11/22/17	BB–	1,371,389

449	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	453,572

13,965	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	BB–	13,997,259

418	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	418,728

500	Deltek, Inc., Term Loan, Second Lien	10.000%	10/10/19	CCC+	510,000

4,051	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	4,044,808

992	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	1,003,769
23,429	Total Software				23,496,903

	Specialty Retail – 0.0%

436	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	436,730

	Wireless Telecommunication Services – 0.5%

3,424	Clear Channel Communications, Inc., Tranche B, Term Loan	3.803%	1/29/16	CCC+	3,387,236

1,970	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	1,979,850
5,394	Total Wireless Telecommunication Services				5,367,086
$322,692	Total Variable Rate Senior Loan Interests (cost $319,256,870)				322,205,911
	Total Long-Term Investments (cost $1,033,879,756)				1,069,752,370

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.3%

$95,890	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $95,889,899, collateralized by $99,760,000 U.S. Treasury Notes, 2.000%, due 2/28/21, value $97,808,196	0.000%	4/01/14		$95,889,899
	Total Short-Term Investments (cost $95,889,899)				95,889,899
	Total Investments (cost $1,129,769,655) – 100.5%				1,165,642,269
	Other Assets Less Liabilities – (0.5)%				(5,307,613)
	Net Assets – 100%				$1,160,334,656

Nuveen Investments	31

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 92.2%

	CORPORATE BONDS – 17.2%

	Commercial Services & Supplies – 0.1%

$500	Ceridian Corporation	12.250%	11/15/15	CCC	$503,750

	Communications Equipment – 0.3%

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,850,625

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,325,000
3,000	Total Communications Equipment				3,175,625

	Distributors – 0.3%

2,500	HD Supply Inc.	11.500%	7/15/20	CCC+	2,975,000

	Diversified Consumer Services – 0.2%

2,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	2,140,000

	Diversified Financial Services – 0.1%

850	UPCB Finance Limited, 144A	6.625%	7/01/20	BB	909,500

	Diversified Telecommunication Services – 1.7%

4,100	IntelSat Limited, 144A	7.750%	6/01/21	B–	4,315,250

3,950	IntelSat Limited	8.125%	6/01/23	B–	4,187,000

6,750	Level 3 Communications Inc.	11.875%	2/01/19	B–	7,627,500
14,800	Total Diversified Telecommunication Services				16,129,750

	Health Care Equipment & Supplies – 3.0%

3,500	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	3,605,000

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,968,344

14,500	Kinetic Concepts	12.500%	11/01/19	CCC+	16,856,250

2,000	Tenet Healthcare Corporation	8.125%	4/01/22	B3	2,235,000
24,325	Total Health Care Equipment & Supplies				27,664,594

	Health Care Providers & Services – 2.2%

1,500	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	1,537,500

2,400	Community Health Systems, Inc.	6.875%	2/01/22	B	2,508,000

4,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,803,750

6,500	Tenet Healthcare Corporation, 144A	6.000%	10/01/20	BB	6,955,000

3,619	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	4,107,565
18,519	Total Health Care Providers & Services				19,911,815

	Hotels, Restaurants & Leisure – 0.4%

250	Caesars Operating Escrow	9.000%	2/15/20	B–	224,375

3,000	MGM Resorts International Inc.	7.750%	3/15/22	B+	3,480,000
3,250	Total Hotels, Restaurants & Leisure				3,704,375

Nuveen Investments	33

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Products – 1.0%

$7,200	Reynolds Group	9.875%	8/15/19	CCC+	$8,046,000

1,250	Sprectum Brands Inc.	6.625%	11/15/22	BB–	1,360,938
8,450	Total Household Products				9,406,938

	IT Services – 0.2%

1,750	First Data Corporation	12.625%	1/15/21	B–	2,082,500

	Leisure Equipment & Products – 0.1%

1,500	Caesars Entertainment Operating Company Inc.	8.500%	2/15/20	B–	1,327,500

	Machinery – 0.2%

1,530	Xerium Technologies	8.875%	6/15/18	B	1,633,275

	Media – 2.0%

3,000	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	3,135,000

2,091	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,195,550

4,545	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	4,545,000

750	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	782,813

5,000	Dish DBS Corporation	6.625%	10/01/14	BB–	5,125,000

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	508,750

1,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,702,500
17,386	Total Media				17,994,613

	Oil, Gas & Consumable Fuels – 1.0%

2,000	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,165,000

3,500	Halcon Resources Corporation, 144A	9.250%	2/15/22	CCC+	3,648,750

3,250	Offshore Group Investment Limited	7.125%	4/01/23	B–	3,306,875
8,750	Total Oil, Gas & Consumable Fuels				9,120,625

	Pharmaceuticals – 0.7%

1,750	Endo Pharmaceutical Holdings Inc.	7.250%	1/15/22	B1	1,894,375

3,450	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	3,682,875

1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,125,000
6,200	Total Pharmaceuticals				6,702,250

	Semiconductors & Equipment – 1.0%

2,200	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,255,000

6,916	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	6,846,840
9,116	Total Semiconductors & Equipment				9,101,840

	Software – 0.7%

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	6,373,125

	Wireless Telecommunication Services – 2.0%

16,000	Sprint Corporation, 144A	7.875%	9/15/23	BB–	17,600,000

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	294,594

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$275	T-Mobile USA Inc.	6.836%	4/28/23	BB	$294,936
16,550	Total Wireless Telecommunication Services				18,189,530
$146,476	Total Corporate Bonds (cost $154,125,845)				159,046,605

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 75.0% (4)

	Aerospace & Defense – 0.2%

$486	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B+	$486,262

1,731	Sequa Corporation, Term Loan B	5.250%	6/19/17	B	1,697,070
2,217	Total Aerospace & Defense				2,183,332

	Airlines – 1.6%

7,940	American Airlines, Inc., Term Loan	3.750%	6/27/19	Ba2	7,976,389

2,128	Delta Air Lines, Inc., Term Loan B1	3.500%	10/18/18	Ba1	2,132,074

4,750	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,751,487
14,818	Total Airlines				14,859,950

	Auto Components – 1.8%

1,997	Allison Transmission, Inc., Term Loan B3	3.750%	8/23/19	BB–	2,001,798

9,824	Federal-Mogul Corporation, Tranche B, Term Loan	2.098%	12/29/14	B1	9,796,554

5,036	Federal-Mogul Corporation, Tranche C, Term Loan	2.098%	12/28/15	B1	5,022,014
16,857	Total Auto Components				16,820,366

	Automobiles – 1.4%

7,979	Chrysler Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BB+	8,009,410

5,000	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	4,985,270
12,979	Total Automobiles				12,994,680

	Building Products – 0.7%

2,488	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,496,517

4,000	Quikrete Holdings, Inc., Term Loan, Second Lien	7.000%	3/26/21	B–	4,109,976
6,488	Total Building Products				6,606,493

	Capital Markets – 0.6%

165	American Capital, LTD., Term Loan B	3.500%	8/22/17	BB–	165,862

1,741	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,753,766

3,924	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,907,697
5,830	Total Capital Markets				5,827,325

	Chemicals – 0.6%

2,083	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,075,555

2,992	Univar, Inc., Term Loan, (WI/DD)	TBD	TBD	B+	2,988,006

479	US Coatings Acquisition, Term Loan B	4.000%	2/01/20	B+	480,045
5,554	Total Chemicals				5,543,606

Nuveen Investments	35

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Commercial Services & Supplies – 1.9%

$2,208	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	$2,198,294

1,663	Education Management LLC, Tranche C2, Term Loan	4.250%	6/01/16	CCC+	1,463,059

5,971	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	6,066,837

1,988	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	2,001,993

5,000	iQor US, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B	4,877,085

1,250	iQor US, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	1,202,344
18,080	Total Commercial Services & Supplies				17,809,612

	Communications Equipment – 2.0%

963	Aspect Software, Inc., Term Loan B	7.250%	5/07/16	B1	978,117

3,727	Avaya, Inc., Term Loan B3D, DD1	4.734%	10/26/17	B1	3,644,166

10,461	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	10,494,247

3,000	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	2,994,375

242	Syniverse Technologies, Inc., Tranche B, Term Loan	4.000%	4/23/19	BB–	243,087
18,393	Total Communications Equipment				18,353,992

	Computers & Peripherals – 1.7%

10,950	Dell, Inc., Term Loan B	4.500%	4/29/20	BB+	10,889,775

5,000	Dell, Inc., Term Loan C	3.750%	10/29/18	BB+	4,990,625
15,950	Total Computers & Peripherals				15,880,400

	Construction & Engineering – 0.1%

1,417	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	1,384,792

	Construction Materials – 0.5%

4,987	Polymer Group, Inc., Term Loan	5.250%	12/19/19	B1	5,031,141

	Containers & Packaging – 0.2%

1,467	Berry Plastics Holding Corporation, Term Loan E	3.750%	1/06/21	B+	1,464,948

	Distributors – 0.4%

3,471	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	3,485,704

	Diversified Consumer Services – 3.3%

2,000	Cengage Learning Acquisitions, Inc., Term Loan	2.756%	7/03/14	D	1,898,334

3,777	Ceridian Corporation, New Replacement Term Loan	4.404%	8/14/15	B1	3,799,524

16,840	Hilton Hotels Corporation, Term Loan B2	3.750%	10/26/20	BB	16,890,872

2,961	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B1	2,932,082

1,489	Pinnacle Entertainment, Term Loan B2	3.750%	8/13/20	BB+	1,495,031

1,990	Spotless Holdings, SAS, Term Loan, First Lien	5.000%	10/02/18	B1	2,021,094

1,000	Spotless Holdings, SAS, Term Loan, Second Lien	8.750%	4/02/19	B3	1,026,875
30,057	Total Diversified Consumer Services				30,063,812

	Diversified Financial Services – 2.2%

1,734	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B1	1,741,975

2,743	Arby’s Restaurant Group, Inc., Term Loan B	5.000%	11/15/20	B	2,767,127

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Diversified Financial Services (continued)

$1,500	Bats Global Markets Holdings, Inc., Term Loan	5.000%	1/31/20	BB–	$1,512,500

1,489	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	BB–	1,492,918

938	ION Trading Technologies S.A.R.L., Term Loan, First Lien	4.500%	5/22/20	B+	942,481

164	KCG Holdings, Inc., Term Loan B	5.750%	12/05/17	BB–	164,471

4,717	Ocwen Financial Corporation, Term Loan B	5.000%	2/15/18	B+	4,744,273

2,250	RCS Capital, Term Loan, (WI/DD)	TBD	TBD	B+	2,266,173

194	RPI Finance Trust, Term Loan B3	3.250%	11/09/18	Baa2	195,471

4,488	WideOpenWest Finance LLC, Term Loan B, DD1	4.750%	4/01/19	Ba3	4,505,345
20,217	Total Diversified Financial Services				20,332,734

	Diversified Other – 0.6%

5,721	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,738,219

	Diversified Telecommunication Services – 0.7%

4,477	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	4,485,336

1,995	Greeneden U.S. Holdings II LLC, Series 2, Term Loan	4.500%	11/13/20	B+	2,003,728
6,472	Total Diversified Telecommunication Services				6,489,064

	Electric Utilities – 0.6%

990	Calpine Corporation, Term Loan B2	4.000%	4/01/18	BB+	994,565

2,400	EFS Cogen Holdings LLC, Term Loan B	3.750%	12/17/20	BB+	2,416,006

1,987	Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	BB	2,001,985
5,377	Total Electric Utilities				5,412,556

	Food & Staples Retailing – 2.0%

300	Albertson’s LLC, Term Loan B1	4.250%	3/21/16	BB–	302,413

2,187	Albertson’s LLC, Term Loan B2	4.750%	3/21/19	BB–	2,206,329

1,743	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,751,939

1,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,539,687

2,000	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B+	2,001,990

500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB–	512,625

1,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB–	1,525,000

6,406	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	6,424,576

1,947	Wilton Products, Inc., Tranche B, Term Loan	7.518%	8/30/18	B–	1,866,227
18,083	Total Food & Staples Retailing				18,130,786

	Food Products – 2.7%

14,169	H.J Heinz Company, Term Loan B2	3.500%	6/05/20	BB+	14,265,788

990	Pinnacle Foods Finance LLC, Term Loan G	3.250%	4/29/20	BB–	986,729

1,493	Pinnacle Foods Finance LLC, Term Loan H	3.250%	4/29/20	BB–	1,487,836

8,178	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	8,233,523
24,830	Total Food Products				24,973,876

Nuveen Investments	37

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Health Care Equipment & Supplies – 1.4%

$1,150	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	$1,160,062

1,489	Biomet, Inc., Term Loan B2	3.662%	7/25/17	BB–	1,492,369

4,468	Kinetic Concepts, Inc., Term Loan D1	4.000%	5/04/18	BB–	4,486,297

3,074	Onex Carestream Finance LP, Term Loan, First Lien	5.028%	6/07/19	B+	3,108,697

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,993,918

698	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	703,647
12,824	Total Health Care Equipment & Supplies				12,944,990

	Health Care Providers & Services – 6.4%

1,044	BioScrip, Inc., Initial Term Loan B	7.250%	7/31/20	BB–	1,054,126

3,741	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB+	3,776,849

5,300	CRC Health Corporation, First Lien, (WI/DD)	TBD	TBD	B1	5,339,750

10,488	Golden Living, Term Loan, DD1	5.000%	5/04/18	B	10,393,984

4,987	HCA, Inc., Tranche B5, Term Loan, (WI/DD)	TBD	TBD	BB	4,992,147

3,000	Healogics, Inc., Term Loan, Second Lien	9.250%	2/05/20	CCC+	3,073,125

3,221	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	3,237,133

1,406	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	1,409,046

86	Lifepoint Hospitals, Inc., Incremental Term Loan B	2.660%	7/24/17	Ba1	85,851

2,000	Mallinckrodt International Finance SA, Initial Term Loan B	3.500%	3/19/21	BB+	2,003,594

1,995	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	2,005,286

319	Sheridan Holdings, Inc., Delayed Draw, Term Loan	4.500%	6/29/18	B1	319,597

6,965	Sheridan Holdings, Inc., Term Loan, First Lien	4.500%	6/29/18	B1	7,025,562

3,790	Sheridan Holdings, Inc., Term Loan, Second Lien	8.250%	12/20/21	CCC+	3,903,700

993	Surgical Care Affiliates LLC, Incremental Term Loan B	4.250%	6/29/18	B	996,842

2,221	Truven Health Analytics, Inc., Term Loan B	4.500%	6/06/19	Ba3	2,203,941

5,394	U.S. Renal Care, Inc., Term Loan, First Lien, DD1	4.250%	7/03/19	Ba3	5,397,111

1,800	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, Second Lien, DD1	8.500%	7/03/20	CCC+	1,829,250
58,750	Total Health Care Providers & Services				59,046,894

	Hotels, Restaurants & Leisure – 2.6%

4,477	Bally Technologies, Inc., Term Loan B	4.250%	11/25/20	BB	4,504,056

807	BLB Management Services, Inc., Term Loan	5.250%	11/10/18	BB–	815,238

3,850	Caesars Entertainment Operating Company, Inc., Term Loan B6	5.489%	1/28/18	B–	3,640,656

748	CCM Merger, Inc., Term Loan	5.000%	3/01/17	B+	751,772

6,234	CityCenter Holdings LLC, Term Loan B	5.000%	10/16/20	B+	6,293,471

1,995	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	CCC	2,002,481

941	Landry’s Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	948,118

2,476	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,475,669

2,500	Orient - Express Hotels, Inc., Term Loan	4.000%	3/21/21	BB	2,507,812
24,028	Total Hotels, Restaurants & Leisure				23,939,273

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Household Durables – 0.3%

$2,736	Jarden Corporation, Term Loan B1	2.903%	9/30/20	BBB–	$2,741,085

	Household Products – 0.9%

2,993	Revlon Consumer Products Corporation, Term Loan	4.000%	8/19/19	Ba2	3,001,852

2,888	Spectrum Brands, Inc., Term Loan A	3.000%	9/04/17	BB+	2,894,707

1,990	Spectrum Brands, Inc., Term Loan C	3.500%	9/04/19	BB+	1,996,211
7,871	Total Household Products				7,892,770

	Independent Power Producers & Energy Traders – 0.4%

1,496	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB+	1,502,796

989	Calpine Corporation, Term Loan B1	4.000%	4/01/18	BB+	993,274

1,069	Dynegy, Inc., Term Loan B2	4.000%	4/23/20	BB–	1,074,382
3,554	Total Independent Power Producers & Energy Traders				3,570,452

	Insurance – 0.6%

739	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.250%	12/20/19	B1	743,130

4,728	Hub International Holdings, Inc., Term Loan B	4.750%	10/02/20	B1	4,748,806

499	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	501,241
5,966	Total Insurance				5,993,177

	Internet Software & Services – 1.5%

6,623	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	6,678,393

500	ION Trading Technologies S.A.R.L., Term Loan, Second Lien	8.250%	5/22/21	CCC+	507,188

1,990	Sabre Inc., Term Loan B2	4.500%	2/19/19	B1	1,995,908

439	Sabre Inc., Term Loan C	4.000%	2/19/18	B1	441,019

2,275	Sabre Inc., Term Loan	4.250%	2/18/19	B1	2,279,003

2,082	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	2,108,479
13,909	Total Internet Software & Services				14,009,990

	IT Services – 0.3%

872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	874,960

1,607	Zayo Group LLC, Term Loan B	4.000%	7/02/19	B1	1,610,609
2,479	Total IT Services				2,485,569

	Leisure Equipment & Products – 1.6%

1,485	AMC Entertainment, Inc., Initial Term Loan	3.500%	4/30/20	Ba2	1,487,475

2,627	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	B+	2,632,615

3,483	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB	3,490,336

1,091	Equinox Holdings, Inc., New Initial Term Loan B	4.251%	1/31/20	B1	1,097,679

1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,018,750

1,982	Leslie’s Poolmart, Inc., Tranche B, Term Loan	4.250%	10/16/19	B	1,993,992

3,000	Planet Fitness Holdings LLC, Term Loan, (WI/DD)	TBD	TBD	B1	3,026,250
14,668	Total Leisure Equipment & Products				14,747,097

Nuveen Investments	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Machinery – 1.1%

$4,728	Gardner Denver, Inc., Term Loan	4.250%	7/30/20	B1	$4,731,964

1,995	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	2,016,197

3,065	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,091,585
9,788	Total Machinery				9,839,746

	Media – 14.3%

3,557	Affinion Group Holdings, Inc., Term Loan B	6.750%	10/09/16	B1	3,512,456

7,320	Cengage Learning Acquisitions, Inc., Exit Term Loan, (WI/DD)	TBD	TBD	B2	7,417,487

4,000	Cengage Learning Acquisitions, Inc., Tranche B, Extended Term Loan, (WI/DD), (5)	TBD	TBD	D	3,805,000

390	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	12/31/20	Baa3	387,291

30,549	Clear Channel Communications, Inc., Tranche D, Term Loan, DD1	6.903%	1/30/19	CCC+	29,963,022

2,935	Clear Channel Communications, Inc.,Term Loan E	7.653%	7/30/19	CCC+	2,936,813

15,554	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	15,696,788

3,202	Emerald Expositions Holdings, Inc., Term Loan, First Lien	5.500%	6/17/20	BB–	3,232,605

3,099	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	3,105,499

2,000	IMG Worldwide, Inc., First Lien, (WI/DD)	TBD	TBD	B1	1,992,500

1,263	Internet Brands, Inc., Term Loan B	6.250%	3/18/19	B+	1,272,091

3,187	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	6.250%	12/18/19	B+	3,213,894

1,496	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB	1,508,594

4,082	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB–	4,122,716

246	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB	246,814

3,482	Springer Science & Business Media, Inc., Term Loan	5.000%	8/14/20	B	3,491,206

27,505	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	27,546,239

1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB	1,499,062

3,943	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	B3	3,844,286

4,186	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	BB–	4,172,128

3,328	Ziggo N.V., Term Loan B1, (WI/DD)	TBD	TBD	Ba3	3,301,304

2,145	Ziggo N.V., Term Loan B2, (WI/DD)	TBD	TBD	Ba3	2,127,423

3,527	Ziggo N.V., Term Loan B3, Delayed Draw, (WI/DD)	TBD	TBD	Ba3	3,498,850
132,496	Total Media				131,894,068

	Multiline Retail – 0.4%

3,700	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	3,757,121

	Oil, Gas & Consumable Fuels – 5.0%

1,994	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,004,320

1,914	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B	1,950,746

7,977	Drill Rigs Holdings, Inc., Tranche B1, Term Loan, DD1	6.000%	3/31/21	B+	8,158,653

2,578	Fieldwood Energy LLC, Term Loan, First Lien	3.875%	9/28/18	Ba2	2,586,449

7,274	Fieldwood Energy LLC, Term Loan, Second Lien	8.125%	9/30/20	B2	7,584,997

6,718	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B1	6,743,313

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,986	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	$1,996,920

743	Peabody Energy Corporation, Term Loan B	4.250%	9/24/20	BB+	746,612

1,487	Rice Drilling LLC., Term Loan, Second Lien	8.500%	10/25/18	N/R	1,516,598

459	Ruby Western Pipeline Holdings LLC, Term Loan B	3.500%	3/27/20	BB+	458,882

7,980	Seadrill Partners LLC, Initial Term Loan, DD1	4.000%	2/21/21	BB–	7,970,735

1,000	Shelf Drilling Holdings LTD., Term Loan	10.000%	10/08/18	B2	1,025,000

998	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,008,306

2,476	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	2,499,970
45,584	Total Oil, Gas & Consumable Fuels				46,251,501

	Pharmaceuticals – 3.1%

627	BioScrip, Inc., Delayed Draw, Term Loan	7.250%	7/31/20	B1	632,476

199	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B+	201,114

5,000	Grifols, Inc., Term Loan, (WI/DD)	TBD	TBD	Ba1	5,003,125

1,049	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	1,050,019

1,047	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,049,838

3,073	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba3	3,085,626

5,975	Pharmaceutical Research Associates, Inc., Term Loan, DD1	4.500%	9/23/20	B1	5,979,469

5,431	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	5,487,262

6,016	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	Ba1	6,052,197

98	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.750%	2/13/19	Ba1	98,498
28,515	Total Pharmaceuticals				28,639,624

	Professional Services – 0.0%

195	CHG Healthcare, Term Loan, Second Lien	9.000%	11/19/20	CCC+	198,385

	Real Estate Investment Trust – 1.3%

3,750	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,874,219

3,047	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	BB	3,183,871

3,129	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB–	3,146,232

1,980	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB+	1,975,462
11,906	Total Real Estate Investment Trust				12,179,784

	Real Estate Management & Development – 0.9%

4,892	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	4,916,357

1,489	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB–	1,498,054

1,489	Realogy Corporation, Term Loan B	4.506%	10/10/16	B+	1,490,078
7,870	Total Real Estate Management & Development				7,904,489

	Semiconductors & Equipment – 1.3%

6,707	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	6,736,809

4,477	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	4,530,648

294	NXP Semiconductor LLC, Term Loan D	3.750%	1/11/20	BB+	293,744
11,478	Total Semiconductors & Equipment				11,561,201

Nuveen Investments	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (3)	Ratings (2)	Value

	Software – 4.2%

$4,987	Applied Systems, Inc., Initial Term Loan, First Lien	4.250%	1/25/21	B+	$5,018,672

1,986	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,004,493

6,982	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B+	6,998,630

4,046	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	B+	4,055,020

2,451	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB–	2,455,784

245	Epicor Software Corporation,Term Loan, B2	4.000%	5/16/18	Ba3	245,885

2,487	First Data Corporation, Second New Dollar, Term Loan, (WI/DD)	TBD	TBD	B+	2,487,000

7,820	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	7,807,871

2,750	IPC Systems, Inc., Extended Term Loan, Tranche B1, First Lien	7.750%	7/31/17	B1	2,763,750

5,215	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	Ba3	5,274,223

96	RedPrairie Corporation, New Term Loan, First Lien	6.000%	12/21/18	B+	95,474
39,065	Total Software				39,206,802

	Specialty Retail – 0.1%

497	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	BB–	498,871

	Trading Companies & Distributors – 0.2%

2,000	International Lease Finance Corp., Term Loan	3.500%	3/06/21	BBB–	2,003,928

	Transportation Infrastructure – 0.3%

2,500	Ceva Group PLC, US Term Loan, (WI/DD)	TBD	TBD	B2	2,495,312

	Wireless Telecommunication Services – 1.0%

1,494	Clear Channel Communications, Inc., Tranche B, Term Loan	3.803%	1/29/16	CCC+	1,478,163

4,502	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	4,653,622

3,230	IPC Systems, Inc., Term Loan, Tranche C, First Lien	7.750%	7/31/17	B1	3,246,640
9,226	Total Wireless Telecommunication Services				9,378,425
$690,870	Total Variable Rate Senior Loan Interests (cost $687,281,699)				692,567,942
	Total Long-Term Investments (cost $841,407,544)				851,614,547

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 15.3%

$141,391	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $141,391,253, collateralized by $147,100,000 U.S. Treasury Notes, 2.000%, due 2/28/21, value $144,221,989	0.000%	4/01/14		$141,391,253
	Total Short-Term Investments (cost $141,391,253)				141,391,253
	Total Investments (cost $982,798,797) – 107.5%				993,005,800
	Other Assets Less Liabilities – (7.5)%				(69,313,840)
	Net Assets Applicable to Common Shares – 100%				$923,691,960

42	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments	43

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 84.3%

	CORPORATE BONDS – 84.3%

	Aerospace & Defense – 0.3%

$275	Bombardier Inc., 144A	6.000%	10/15/22	BB–	$275,000

	Air Freight & Logistics – 1.0%

875	CEVA Group PLC, 144A	7.000%	3/01/21	B2	890,312

	Auto Components – 0.2%

200	Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	214,250

	Automobiles – 1.2%

1,000	Jaguar Land Rover PLC, 144A	4.125%	12/15/18	BB	1,023,750

	Beverages – 0.8%

700	Innvoation Ventures LLC Finance, 144A	9.500%	8/15/19	B–	659,750

	Commercial Services & Supplies – 2.3%

2,000	Cenveo Corporation	8.875%	2/01/18	CCC+	2,040,000

	Communications Equipment – 4.6%

500	Alcatel Lucent USA Inc., 144A	4.625%	7/01/17	B3	513,750

1,000	Alcatel Lucent USA Inc., 144A	6.750%	11/15/20	B3	1,057,500

2,000	Avaya Inc., 144A	7.000%	4/01/19	B1	1,985,000

500	Level 3 Financing Inc., 144A	6.125%	1/15/21	BB–	527,500
4,000	Total Communications Equipment				4,083,750

	Consumer Finance – 0.3%

300	SLM Corporation	4.875%	6/17/19	BBB–	304,853

	Diversified Consumer Services – 0.9%

475	Harland Clarke Holdings, 144A	6.875%	3/01/20	B+	482,125

250	NES Rental Holdings Inc., 144A	7.875%	5/01/18	CCC+	267,500
725	Total Diversified Consumer Services				749,625

	Diversified Financial Services – 4.7%

1,100	Affinion Investments LLC, 144A	13.500%	8/15/18	CCC–	1,116,500

3,000	Jefferies Finance LLC Corpration, 144A	6.875%	4/15/22	B1	3,022,500
4,100	Total Diversified Financial Services				4,139,000

	Diversified Telecommunication Services – 2.4%

2,000	IntelSat Limited	8.125%	6/01/23	B–	2,120,000

	Health Care Equipment & Supplies – 2.4%

200	Kinetic Concepts	10.500%	11/01/18	B–	229,750

1,700	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,899,750
1,900	Total Health Care Equipment & Supplies				2,129,500

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 5.5%

$1,000	Community Health Systems, Inc., 144A	5.125%	8/01/21	BB+	$1,025,000

1,000	Community Health Systems, Inc.	6.875%	2/01/22	B	1,045,000

875	HCA Inc.	3.750%	3/15/19	BB+	878,281

250	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	266,875

500	MPH Acquisition Holdings LLC, 144A	6.625%	4/01/22	CCC+	513,125

1,000	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	1,135,000
4,625	Total Health Care Providers & Services				4,863,281

	Hotels, Restaurants & Leisure – 0.9%

585	Caesars Operating Escrow	9.000%	2/15/20	B–	525,038

250	Landrys Holdings	10.250%	1/01/18	CCC+	267,500
835	Total Hotels, Restaurants & Leisure				792,538

	Insurance – 1.3%

1,100	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	1,174,250

	IT Services – 4.1%

3,075	First Data Corporation	12.625%	1/15/21	B–	3,659,250

	Machinery – 0.5%

250	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	276,250

141	Xerium Technologies	8.875%	6/15/18	B	150,518
391	Total Machinery				426,768

	Marine – 4.2%

600	Global Ship Lease Inc., 144A	10.000%	4/01/19	B3	619,500

3,000	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	3,127,500
3,600	Total Marine				3,747,000

	Media – 6.8%

200	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	209,000

3,561	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	3,560,645

1,000	Nexstar Broadcasting Inc.	6.875%	11/15/20	B	1,075,000

1,100	Radio One Inc., 144A	9.250%	2/15/20	CCC	1,166,000
5,861	Total Media				6,010,645

	Oil, Gas & Consumable Fuels – 17.8%

1,000	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,100,000

300	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	318,750

250	Crestwood Midstream Partners LP, 144A	6.125%	3/01/22	BB	261,250

1,000	Energy XXI Gulf Coast Inc.	7.500%	12/15/21	B+	1,047,500

1,100	Halcon Resources Corporation, 144A	9.250%	2/15/22	CCC+	1,146,750

600	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B–	618,000

1,500	Oasis Petroleum Inc., 144A	6.875%	3/15/22	B+	1,623,750

3,600	Parsley Energy LLC Finance Corporation, 144A	7.500%	2/15/22	CCC+	3,798,000

Nuveen Investments	45

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$950	Regency Energy Partners Finance	5.875%	3/01/22	BB	$985,625

1,550	Sanchez Energy Corporation, 144A	7.750%	6/15/21	B–	1,654,625

3,000	Sandridge Energy Inc.	7.500%	2/15/23	B2	3,180,000
14,850	Total Oil, Gas & Consumable Fuels				15,734,250

	Pharmaceuticals – 3.5%

1,000	Grifols Worldwide Operations Limited, 144A	5.250%	4/01/22	B+	1,022,500

1,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	1,030,000

1,000	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B	1,067,500
3,000	Total Pharmaceuticals				3,120,000

	Semiconductors & Equipment – 7.1%

1,600	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	1,640,000

1,500	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,485,000

3,000	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	B1	3,183,750
6,100	Total Semiconductors & Equipment				6,308,750

	Software – 5.6%

200	Audatex North America Inc., 144A	6.125%	11/01/23	Ba2	212,750

3,500	Blackboard Inc., 144A	7.750%	11/15/19	CCC+	3,666,250

1,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	B–	1,052,500
4,700	Total Software				4,931,500

	Specialty Retail – 0.4%

200	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	207,750

150	Jo-Ann Stores Holdings Inc.	9.750%	10/15/19	CCC+	156,375
350	Total Specialty Retail				364,125

	Trading Companies & Distributors – 0.9%

750	United Rentals North America Inc.	5.750%	11/15/24	BB–	755,625

	Wireless Telecommunication Services – 4.6%

850	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	909,500

2,900	Sprint Corporation, 144A	7.875%	9/15/23	BB–	3,190,000
3,750	Total Wireless Telecommunication Services				4,099,500
$71,062	Total Long-Term Investments (cost $71,462,148)				74,617,272

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 10.0%

$8,840	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/14, repurchase price $8,840,097, collateralized by $8,630,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $9,018,350	0.000%	4/01/14	$8,840,097
	Total Short-Term Investments (cost $8,840,097)			8,840,097
	Total Investments (cost $80,302,245) – 94.3%			83,457,369
	Other Assets Less Liabilities – 5.7%			5,005,195
	Net Assets – 100%			$88,462,564

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Assets and Liabilities	March 31, 2014 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $1,033,879,756, $841,407,544 and $71,462,148, respectively)	$1,069,752,370	$851,614,547	$74,617,272
Short-term investments, at value (cost approximates value)	95,889,899	141,391,253	8,840,097
Receivable for:
Interest	17,054,198	6,674,640	1,323,817
Investments sold	9,095,319	11,990,672	5,286,864
Shares sold	9,233,328	9,625,107	319,512
Other assets	23,315	36,195	8
Total assets	1,201,048,429	1,021,332,414	90,387,570
Liabilities
Cash overdraft	158,169	—	—
Payable for:
Dividends	831,586	98,841	31,805
Investments purchased	35,335,430	91,817,448	1,775,000
Shares redeemed	3,287,417	5,016,523	14,790
Accrued expenses:
Management fees	560,650	446,517	49,611
Trustees fees	15,917	10,121	1,219
12b-1 distribution and service fees	201,504	67,744	21,246
Other	323,100	183,260	31,335
Total liabilities	40,713,773	97,640,454	1,925,006
Net assets	$1,160,334,656	$923,691,960	$88,462,564
Class A Shares
Net assets	$392,212,395	$154,443,895	$77,985,292
Shares outstanding	17,142,312	7,348,459	3,453,775
Net asset value (“NAV”) per share	$22.88	$21.02	$22.58
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$24.02	$21.67	$23.71
Class C Shares
Net assets	$148,485,953	$40,050,047	$580,741
Shares outstanding	6,500,097	1,907,742	25,793
NAV and offering price per share	$22.84	$20.99	$22.52
Class I Shares
Net assets	$619,636,308	$729,198,018	$9,896,531
Shares outstanding	27,077,206	34,680,929	438,182
NAV and offering price per share	$22.88	$21.03	$22.59
Net assets consist of:
Capital paid-in	$1,126,202,488	$913,024,575	$84,553,435
Undistributed (Over-distribution of) net investment income	(3,301,957)	971,189	(430,024)
Accumulated net realized gain (loss)	1,561,511	(510,807)	1,184,029
Net unrealized appreciation (depreciation)	35,872,614	10,207,003	3,155,124
Net assets	$1,160,334,656	$923,691,960	$88,462,564
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2014 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$28,699,431	$18,354,923	$2,965,282
Expenses
Management fees	2,725,242	2,116,229	274,390
12b-1 service fees – Class A	396,255	163,207	102,149
12b-1 distribution and service fees – Class C	588,734	180,316	1,405
Shareholder servicing agent fees and expenses	289,279	160,360	38,456
Custodian fees and expenses	103,080	129,431	13,837
Trustees fees and expenses	12,964	10,908	1,385
Professional fees	41,168	35,030	23,108
Shareholder reporting expenses	71,990	20,176	8,156
Federal and state registration fees	111,615	110,319	28,274
Other expenses	123,543	67,710	1,773
Total expenses before fee waiver/expense reimbursement	4,463,870	2,993,686	492,933
Fee waiver/expense reimbursement	—	—	(26,045)
Net expenses	4,463,870	2,993,686	466,888
Net investment income (loss)	24,235,561	15,361,237	2,498,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,627,798	(485,508)	1,184,052
Change in net unrealized appreciation (depreciation) of investments and foreign currency	26,093,771	8,667,730	2,730,841
Net realized and unrealized gain (loss)	27,721,569	8,182,222	3,914,893
Net increase (decrease) in net assets from operations	$51,957,130	$23,543,459	$6,413,287

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Changes in Net Assets	(Unaudited)

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	For the period 12/10/2012 (commencement of operations) through 9/30/13
Operations
Net investment income (loss)	$24,235,561	$23,541,835	$15,361,237	$5,037,060	$2,498,394	$355,059
Net realized gain (loss) from investments and foreign currency	1,627,798	5,921,738	(485,508)	486,799	1,184,052	224,186
Change in net unrealized appreciation (depreciation) of investments and foreign currency	26,093,771	834,407	8,667,730	1,374,465	2,730,841	424,283
Net increase (decrease) in net assets from operations	51,957,130	30,297,980	23,543,459	6,898,324	6,413,287	1,003,528
Distributions to Shareholders
From net investment income:
Class A	(9,023,151)	(8,874,462)	(2,511,538)	(761,282)	(2,611,349)	(247,369)
Class C	(2,901,133)	(3,213,658)	(557,387)	(249,039)	(7,961)	(2,348)
Class I	(14,391,889)	(12,804,762)	(11,052,521)	(4,278,472)	(226,483)	(190,998)
From accumulated net realized gains:
Class A	(1,951,603)	(453,779)	(81,918)	(14,033)	(205,991)	—
Class C	(721,617)	(225,428)	(23,759)	(2,500)	(564)	—
Class I	(2,992,094)	(688,863)	(343,254)	(48,835)	(15,158)	—
Decrease in net assets from distributions to shareholders	(31,981,487)	(26,260,952)	(14,570,377)	(5,354,161)	(3,067,506)	(440,715)
Fund Share Transactions
Proceeds from sale of shares	565,925,538	587,615,127	492,744,661	548,090,817	76,532,112	38,927,320
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,040,888	22,508,971	14,157,149	4,901,832	2,864,060	254,352
	592,966,426	610,124,098	506,901,810	552,992,649	79,396,172	39,181,672
Cost of shares redeemed	(125,411,525)	(196,096,272)	(103,874,316)	(54,766,607)	(32,855,137)	(1,168,737)
Net increase (decrease) in net assets from Fund share transactions	467,554,901	414,027,826	403,027,494	498,226,042	46,541,035	38,012,935
Net increase (decrease) in net assets	487,530,544	418,064,854	412,000,576	499,770,205	49,886,816	38,575,748
Net assets at the beginning of period	672,804,112	254,739,258	511,691,384	11,921,179	38,575,748	—
Net assets at the end of period	$1,160,334,656	$672,804,112	$923,691,960	$511,691,384	$88,462,564	$38,575,748
Undistributed (Over-distribution of) net investment income at the end of period	$(3,301,957)	$(1,221,345)	$971,189	$(268,602)	$(430,024)	$(82,625)

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Cash Flows	Six Months Ended March 31, 2014 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$51,957,130	$23,543,459	$6,413,287
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(599,910,526)	(482,891,701)	(92,345,166)
Proceeds from sales and maturities of investments	171,118,998	137,744,991	59,159,966
Proceeds from (Purchases of) short-term investments, net	(4,407,385)	(44,474,191)	1,863,814
Amortization (Accretion) of premiums and discounts, net	(250,232)	(27,769)	10,568
(Increase) Decrease in:
Receivable for interest	(6,918,151)	(2,983,215)	(907,125)
Receivable for investments sold	1,479,264	7,239,000	(3,259,120)
Other assets	21,057	(35,782)	2,393
Increase (Decrease) in:
Payable for investments purchased	(22,521,995)	(18,486,575)	(10,907,754)
Payable for unfunded senior loans	(1,000,000)	(2,000,000)	—
Accrued management fees	236,070	180,590	24,856
Accrued Trustees fees	10,338	9,093	1,187
Accrued 12b-1 distribution and service fees	78,135	28,814	14,717
Accrued other expenses	119,991	87,054	(5,898)
Net realized (gain) loss from investments and foreign currency	(1,627,798)	485,508	(1,184,052)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(26,093,771)	(8,667,730)	(2,730,841)
Taxes paid on undistributed capital gains	(1,029)	—	—
Net cash provided by (used in) operating activities	(437,709,904)	(390,248,454)	(43,849,168)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	158,169	—	—
Cash distributions paid to shareholders	(4,588,513)	(341,104)	(202,531)
Proceeds from sale of shares	567,769,472	490,855,024	76,262,404
Cost of shares redeemed	(125,969,494)	(100,276,784)	(33,126,260)
Net cash provided by (used in) financing activities	437,369,634	390,237,136	42,933,613
Net Increase (Decrease) in Cash	(340,270)	(11,318)	(915,555)
Cash at the beginning of period	340,270	11,318	915,555
Cash at the end of period	$—	$—	$—

Supplemental Disclosure of Cash Flow Information

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Non-cash operating activities included herein consist of payment-in-kind distributions	$298,986	$45,000	$45,154
Non-cash financing activities not included herein consists of reinvestments of share distributions	27,040,888	14,157,149	2,864,060

See accompanying notes to financial statements.

Nuveen Investments	51

Financial

Highlights (Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2014(f)	$22.33	$.59	$.75	$1.34	$(.65)	$(.14)	$(.79)	$22.88
2013	21.85	1.26	.68	1.94	(1.36)	(.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	.40	(1.27)	(.10)	(1.37)	19.45
2010(e)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42
Class C (4/10)
2014(f)	22.30	.50	.74	1.24	(.56)	(.14)	(.70)	22.84
2013	21.82	1.10	.67	1.77	(1.19)	(.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	.24	(1.12)	(.10)	(1.22)	19.42
2010(e)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40
Class I (4/10)
2014(f)	22.33	.62	.75	1.37	(.68)	(.14)	(.82)	22.88
2013	21.85	1.32	.67	1.99	(1.41)	(.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	.45	(1.33)	(.10)	(1.43)	19.45
2010(e)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.09%	$392,212	1.01	%*	5.23	%*	1.01	%*	5.23	%*	20%
9.15	246,562	1.03		5.70		1.03		5.70		77
19.72	77,603	1.13		5.99		1.07		6.05		83
1.76	23,883	1.16		6.69		1.08		6.77		137
4.48	4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

5.65	148,486	1.75	*	4.47	*	1.75	*	4.47	*	20
8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83
.96	11,037	1.91		6.02		1.83		6.10		137
4.12	1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

6.21	619,636	.75	*	5.48	*	.75	*	5.48	*	20
9.36	333,666	.78		5.95		.78		5.95		77
20.08	136,009	.88		6.29		.82		6.34		83
1.97	53,432	.92		6.85		.83		6.94		137
4.61	16,385	1.16	*	5.21	*	.84	*	5.54	*	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2014(f)	$20.70	$.44	$.29	$.73	$(.40)	$(.01)	$(.41)	$21.02
2013	20.15	.73	.83	1.56	(.93)	(.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	.35	(1.42)	(1.07)	(.36)	—	(.36)	18.57
Class C (5/11)
2014(f)	20.68	.36	.28	.64	(.32)	(.01)	(.33)	20.99
2013	20.13	.58	.83	1.41	(.78)	(.08)	(.86)	20.68
2012	18.56	.87	1.64	2.51	(.94)	—	(.94)	20.13
2011(e)	20.00	.29	(1.42)	(1.13)	(.31)	—	(.31)	18.56
Class I (5/11)
2014(f)	20.71	.46	.30	.76	(.43)	(.01)	(.44)	21.03
2013	20.14	.77	.86	1.63	(.98)	(.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	.37	(1.42)	(1.05)	(.38)	—	(.38)	18.57

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.58%	$154,444	.99	%*	4.18	%*	.99	%*	4.18	%*	20%
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

3.14	40,050	1.75	*	3.43	*	1.75	*	3.43	*	20
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

3.69	729,198	.75	*	4.42	*	.75	*	4.42	*	20
8.28	393,624	.84		3.81		.82		3.83		53
14.90	10,346	1.63		4.62		.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2014(f)	$21.53	$.62	$1.19	$1.81	$(.71)	$(.05)	$(.76)	$22.58
2013(e)	20.00	.49	1.75	2.24	(.71)	—	(.71)	21.53
Class C (12/12)
2014(f)	21.47	.54	1.18	1.72	(.62)	(.05)	(.67)	22.52
2013(e)	20.00	.73	1.37	2.10	(.63)	—	(.63)	21.47
Class I (12/12)
2014(f)	21.54	.65	1.19	1.84	(.74)	(.05)	(.79)	22.59
2013(e)	20.00	.95	1.33	2.28	(.74)	—	(.74)	21.54

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.52%	$77,985	1.13	%*	5.55	%*	1.07	%*	5.61	%*	75%
11.24	32,646	.94	*	2.93	*	.94	*	2.93	*	185

8.14	581	1.88	*	4.89	*	1.82	*	4.95	*	75
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

8.64	9,897	.88	*	5.80	*	.82	*	5.87	*	75
11.43	5,820	1.90	*	4.47	*	.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk bonds.” The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. Under normal market conditions, the Fund’s average portfolio duration will not be longer than one year.

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” or “junk bonds.” These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio, including the use of interest rate derivatives to convert fixed rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

58	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony FloatingRate Income	Symphony HighYield Bond
Outstanding when-issued/delayed delivery purchase commitments	$30,416,869	$82,157,878	$—

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, the Funds were invested in repurchase agreements that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable

60	Nuveen Investments

market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$—	$—	$—	**	$—	**
Convertible Bonds	—	2,698,062	—		2,698,062
Corporate Bonds	—	744,848,397	—		744,848,397
Variable Rate Senior Loan Interests	—	322,205,911	—		322,205,911
Short-Term Investments:
Repurchase Agreements	—	95,889,899	—		95,889,899
Total	$—	$1,165,642,269	$—	**	$1,165,642,269

Symphony Floating Rate Income
Long-Term Investments*:
Corporate Bonds	$—	$159,046,605	$—		$159,046,605
Variable Rate Senior Loan Interests	—	692,567,942	—		692,567,942
Short-Term Investments:
Repurchase Agreements	—	141,391,253	—		141,391,253
Total	$—	$993,005,800	$—		$993,005,800

Symphony High Yield Bond
Long-Term Investments*:
Corporate Bonds	$—	$74,617,272	$—		$74,617,272
Short-Term Investments:
Repurchase Agreements	—	8,840,097	—		8,840,097
Total	$—	$83,457,369	$—		$83,457,369
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 3, where applicable.
**	Value equals zero as of the end of the reporting period.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, option purchased and options written are recognized as component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	State Street Bank	$95,889,899	$(95,889,899)	$—
Symphony Floating Rate Income	State Street Bank	141,391,253	(141,391,253)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	8,840,097	(8,840,097)	—
*	As of March 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

62	Nuveen Investments

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Credit Opportunities
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,909,059	$179,709,012	9,975,638	$223,218,556
Class C	2,741,910	62,228,597	2,738,333	61,089,945
Class I	14,260,401	323,987,929	13,517,596	303,306,626
Shares issued to shareholders due to reinvestment of distributions:
Class A	460,428	10,475,051	393,149	8,772,176
Class C	118,725	2,696,720	115,726	2,576,219
Class I	609,389	13,869,117	500,563	11,160,576
	26,099,912	592,966,426	27,241,005	610,124,098
Shares redeemed:
Class A	(2,268,504)	(51,609,798)	(2,879,827)	(64,207,801)
Class C	(512,803)	(11,629,411)	(587,005)	(13,079,448)
Class I	(2,733,365)	(62,172,316)	(5,302,486)	(118,809,023)
	(5,514,672)	(125,411,525)	(8,769,318)	(196,096,272)
Net increase (decrease)	20,585,240	$467,554,901	18,471,687	$414,027,826

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

	Symphony Floating Rate Income
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,826,980	$101,116,784	4,826,203	$99,707,021
Class C	676,927	14,158,120	1,455,428	29,973,755
Class I	17,999,665	377,469,757	20,247,613	418,410,041
Shares issued to shareholders due to reinvestment of distributions:
Class A	118,793	2,493,818	35,474	731,745
Class C	26,323	551,855	11,763	242,671
Class I	529,121	11,111,476	190,019	3,927,416
	24,177,809	506,901,810	26,766,500	552,992,649
Shares redeemed:
Class A	(1,875,414)	(39,365,557)	(637,587)	(13,166,685)
Class C	(221,455)	(4,641,588)	(65,432)	(1,348,730)
Class I	(2,853,730)	(59,867,171)	(1,945,417)	(40,251,192)
	(4,950,599)	(103,874,316)	(2,648,436)	(54,766,607)
Net increase (decrease)	19,227,210	$403,027,494	24,118,064	$498,226,042

	Symphony High Yield Bond
	Six Months Ended 3/31/14		For the Period 12/10/12 (commencement of operations) through 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,263,970	$72,140,181	1,517,951	$32,519,199
Class C	20,369	451,742	5,118	105,500
Class I	176,108	3,940,189	310,707	6,302,621
Shares issued to shareholders due to reinvestment of distributions:
Class A	126,019	2,809,120	11,386	244,647
Class C	287	6,408	27	579
Class I	2,169	48,532	425	9,126
	3,588,922	79,396,172	1,845,614	39,181,672
Shares redeemed:
Class A	(1,452,371)	(32,629,984)	(13,180)	(283,257)
Class C	(8)	(192)	—	—
Class I	(10,270)	(224,961)	(40,957)	(885,480)
	(1,462,649)	(32,855,137)	(54,137)	(1,168,737)
Net increase (decrease)	2,126,273	$46,541,035	1,791,477	$38,012,935

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended March 31, 2014, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$599,611,540	$482,846,701	$92,300,012
Sales and maturities	171,118,998	137,744,991	59,159,966

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

64	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$1,130,980,950	$983,461,544	$80,350,461
Gross unrealized:
Appreciation	$36,918,713	$10,704,072	$3,165,231
Depreciation	(2,257,394)	(1,159,816)	(58,323)
Net unrealized appreciation (depreciation) of investments	$34,661,319	$9,544,256	$3,106,908

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, non-deductible stock issuance costs, foreign currency reclassifications and distribution reclassifications resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ last tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$107	$—	$(535)
Undistributed (Over-distribution of) net investment income	231,147	25,398	3,031
Accumulated net realized gain (loss)	(231,254)	(25,398)	(2,496)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$6,174,112	$1,861,308	$353,190
Undistributed net long-term capital gains	2,123,858	22,519	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013, and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond[3]
Distributions from net ordinary income[2]	$23,929,444	$3,885,037	$234,450
Distributions from net long-term capital gains	393,365	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	For the period December 10, 2012 (commencement of operations) through September 30, 2013.

During the Funds’ last tax year ended September 30, 2013, there were no capital losses generated.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2014, the complex-level fee rate for these Funds was .1668%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	.85%	January 31, 2014	1.35%
Symphony Floating Rate Income	.85	January 31, 2015	1.10
Symphony High Yield Bond	.85	January 31, 2015	N/A
N/A	– Not applicable.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

66	Nuveen Investments

During the six months ended March 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected	$516,123	$188,865	$8,028
Paid to financial intermediaries	466,057	181,023	7,283

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances	$640,528	$258,219	$3,850

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained	$311,888	$102,846	$1,086

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2014, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained	$19,426	$24,539	$—

As of March 31, 2014, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	—	2,500
Class C Shares	—	—	2,500
Class I Shares	—	—	245,000

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of March 31, 2014, there were no such outstanding senior loan commitments in any of the Funds.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of March 31, 2014, there were no such outstanding participation commitments in any of the Funds.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

9. Borrowing Arrangements

Symphony Credit Opportunities has entered into a $100 million (maximum commitment amount) committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest charged on these Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .125% per annum commitment fee on the unused portion of the Borrowings and incurred one-time closing fees of .05% on the maximum commitment amount, which will be expensed over the 364-day period.

On November 22, 2013, Symphony Floating Rate Income entered into a $100 million (maximum commitment amount) committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest charged on these Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight LIBOR as in effect on that day. The Fund also accrues a .125% per annum commitment fee on the unused portion of the Borrowings and incurred a one-time closing fee of .05% on the maximum commitment amount, which will be expensed over the 364-day period.

Fees incurred on the Borrowings are recognized as a component of “Other expenses” on the Statement of Operations.

As of March 31, 2014, Symphony Credit Opportunities and Symphony Floating Rate Income had not yet utilized these Borrowings.

10. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

68	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm* Ernst & Young LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* During the current fiscal period, the Board of Trustees of the Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund, upon recommendation of the Audit Committee, engaged Ernst & Young LLP as the Funds’ independent registered public accounting firm as PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) was dismissed effective December 23, 2013.

PricewaterhouseCoopers’ reports on the Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund for the two most recent fiscal periods ended September 30, 2013, and the Nuveen Symphony High Yield Bond Fund for period since inception through September 30, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended September 30, 2013 and September 30, 2012 for the Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund, and the period since inception through September 30, 2013 for the Nuveen Symphony High Yield Bond Fund, and in each case, through the period October 1, 2013 through December 23, 2013, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information. Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information. You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	69

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

70	Nuveen Investments

Notes

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SCFR-0314P        1221-INV-B05/15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 5, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 5, 2014